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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 31, 2004

                                LIGHTBRIDGE, INC.

             (Exact Name of Registrant as Specified in its Charter)

         Delaware                   000-21319                  04-3065140
(State or Other Jurisdiction  (Commission File Number)       (IRS Employer
     of Incorporation)                                    Identification Number)

                               30 Corporate Drive
                         Burlington, Massachusetts 01803
               (Address of Principal Executive Offices) (Zip Code)

                                 (781) 359-4000
              (Registrant's telephone number, including area code)

                     Former address: 67 South Bedford Street
                         Burlington, Massachusetts 01803
          (Former name or former address, if changed since last report)

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INTRODUCTORY NOTE


      On March 31, 2004, Lightbridge, Inc. (the "Company") completed its acquisition of Payment Solutions d/b/a Authorize.Net Corporation a division of Info-Space, Inc. (the "Acquisition"). On April 5, 2004, the Company filed a Current Report on Form 8-K to report the completion of the Acquisition. The Company hereby amends the following items, financial statements, exhibits and other portions of its Current Report on Form 8-K filed on April 5, 2004.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)   Financial Statements of Businesses Acquired.

            The required financial statements are filed as Exhibit 99.2 to this Report and are incorporated by reference herein.

      (b)   Pro Forma Financial Information.

            The required pro forma financial information is filed as Exhibit
            99.3 to this Report and is incorporated by reference herein.


      (c)   Exhibits.



            2.1* Stock Sale Agreement by and among InfoSpace, Inc., Go2Net, Inc., Authorize.Net Corporation and Lightbridge, Inc. dated as of February 29, 2004.



            23.1  Consent of Independent Registered Public Accounting Firm.



            99.1** Press Release dated April 1, 2004, entitled "Lightbridge
                  Completes Acquisition of Authorize.Net."



            99.2 Financial statements of Payment Solutions (a division of InfoSpace Inc.) as of and for the years ended December 31, 2003, 2002 and 2001.



            99.3 Unaudited pro forma condensed combined financial information of Lightbridge, Inc. and Payment Solutions d/b/a Authorize.Net Corporation.


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* Incorporated by reference to the Company's Current Report on Form 8-K dated
March 9, 2004.

** Previously filed



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     LIGHTBRIDGE, INC.

                                     By: /s/ Harlan Plumley
                                     -------------------------------------------
                                     Harlan Plumley
                                     Vice President, Finance and Administration,
                                     Chief Financial Officer and Treasurer

Date: June 14, 2004




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